Taxes on Income	12 Months Ended
Dec. 31, 2021
Major components of tax expense (income) [abstract]
Note 15 - Taxes on Income
Note 15 - Taxes on Income

A.	Taxation of companies in Israel

The current and deferred taxes expenses of Israeli entities are booked under the applicable tax rates below:

1.	Income tax rate

The Israeli statutory primary income tax rate is 23%.

2.	Tax benefits under the Israeli Law for the Encouragement of Capital Investments, 1959 (hereinafter – the Encouragement Law)

a) Beneficiary Enterprises

The production facilities of some of the Company’s subsidiaries in Israel (hereinafter – the Subsidiaries) have received “Beneficiary Enterprise” status under the Encouragement law after Amendment No. 60 to the Law was published in April 2005. The main benefit granted to the Subsidiaries is a preferred tax rate.

Under the “Ireland” track, the Company paid a reduced tax rate of 11.5% as of 2008 on parts of its income. The benefit deriving from the "Ireland" track ended in 2017, excluding a single entity in Israel for which the entitlement ended in 2021.

The part of taxable income entitled to benefits at reduced tax rates is calculated based on the ratio of the “Beneficiary Enterprise” turnover to a company’s total turnover. The turnover attributed to the “Beneficiary Enterprise” is generally calculated according to the increase in the turnover compared to a “base” turnover, which is the average turnover in the three years prior to the election year of the “Beneficiary Enterprise”.

A company having a “Beneficiary Enterprise” that distributes a dividend out of exempt income, will be subject to corporate tax in the year in which the dividend was distributed on the amount distributed (including corporate tax applicable amount due to the distribution) at the tax rate applicable under the Encouragement Law in the year in which the income was generated, had it not been exempt from tax.

On November 15, 2021, the Israeli Economic Efficiency Law for the years 2021 and 2022 was published, which consists of numerous legislative amendments and arrangements, including an amendment to Section 74 of the Encouragement Law, which deals with the identification of sources of dividend distributions as of August 15, 2021 (hereinafter - the amendment).

The amendment stipulates that in any dividend distribution from companies holding accumulated profits that were exempt from tax until their distribution as a dividend ("trapped earnings"), a certain part of the distribution will be considered a distribution of those trapped earnings, which will be fully taxed upon release.

In addition, a temporary provision to the Encouragement Law was published, which offers a reduced tax payment arrangement to companies that have trapped earnings. The temporary provision, which is valid until November 14, 2022, stipulates that companies that have chosen to apply it, will be entitled to a tax rebate on corporate income tax, for the released trapped earnings. The release of trapped earnings allows their distribution at a beneficiary corporate tax rate according to the ratio of the distributed profits.

The beneficiary corporate tax will be determined according to the ratio of the trapped earnings that the company seeks to release from all its trapped earnings. It will range between 40% to 70% of the corporate tax rate that would have applied to income in the year it was generated, but in any case, not less than 6%. Eligibility for the beneficiary corporate tax rate is conditional on a company's decision to release part or all of its trapped earnings and the payment of the tax due until November 14, 2022, as well as on making investments in the companies' industrial plants over five years, in accordance with the formula set forth in the amendment.

Considering the above-mentioned amendment, the Company assessed its deferred tax liabilities with regards to the possibility to release trapped earnings in its future dividend distributions. In December 2021, due to the Company's settlement agreement with the Israeli Tax Authorities, regarding tax assessments for the years 2015-2019, and as a result of the Company's decision to apply the said temporary provision, the Company recognized a tax provision for the release of trapped earnings in the total amount of $47 million. Accordingly, no additional tax provision is required in respect of the unreleased trapped earnings which as of December 31, 2021, amounted to about NIS 950 million ($305 million).

b)     Preferred Enterprises

In December 2010, the Israeli Knesset approved the Economic Policy Law for 2011‑2012, whereby the Encouragement law, was amended (hereinafter – the Amendment). The Amendment is effective from January 1, 2011 and its provisions apply to preferred income, derived or accrued by a Preferred Enterprise, as defined in the Amendment, in 2011 and thereafter.

The Amendment does not apply to an Industrial Enterprise that is a mine, or any other facility for production of minerals or a facility for exploration of fuel. Therefore, ICL plants that are defined as mining plants and mineral producers will not be able to take advantage of the tax rates included as part of the Amendment.

The tax rates applicable to Preferred Enterprises in Israel:

1)	Preferred Enterprises located in Development Area A – 7.5%.

2)	Preferred Enterprises located in the rest of the country – 16%.

In November 2015, the Knesset passed the Economic Efficiency Law, which expanded the exception to all of the Enterprise’s activities up to the time of the first marketable product (for additional details – see Section 4 below). However, tax benefits to which a Beneficiary Plant was entitled were not cancelled in respect of investments made up to December 31, 2012. Therefore, such plants are able to utilize the tax benefits in respect of such investments, in accordance with the provisions of the old law.

It is further provided in the Amendment that tax will not apply to a dividend distributed out of preferred income to a shareholder that is an Israeli‑resident company. A dividend distributed out of preferred income to a shareholder that is an individual or a foreign resident is subject to tax at a rate of 20%, unless a lower tax rate applies under a relevant treaty for prevention of double taxation.

3.	The Law for the Encouragement of Industry (Taxation), 1969

a)
Some of the Company’s Israeli subsidiaries are “Industrial Enterprise”, as defined in the abovementioned law. In respect of buildings, machinery and equipment owned and used by any "Industrial Enterprise", the Company is entitled to claim accelerated depreciation as provided by the Income Tax Regulations – Adjustments for Inflation (Depreciation Rates), 1986 which allow accelerated depreciation to any "Industrial Enterprise" as of the tax year in which each asset is first placed in service.

b)
The Industrial Enterprises owned by some of the Company's Israeli subsidiaries have a common line of production or similar industrial branch activity and, therefore, they file, together with the Company, a consolidated tax return in accordance with Section 23 of the Law for the Encouragement of Industry. Accordingly, each of the said companies is entitled to offset its tax losses against the taxable income of the other companies.

4.	The Law for Taxation of Profits from Natural Resources

The Law for Taxation of Profits from Natural Resources (hereinafter – the Law), is effective since January 1, 2016. The government take on natural resources in Israel includes three elements: Royalties, Corporate Income Tax and Surplus Profit Levy. The highlights of the Law are set forth below:

Royalties:

In accordance with the Mines Ordinance, the rate of the royalties, in connection with resources produced from the quarries, will be 5%. For production of phosphates, the royalty rate is 5% of the value of the quantity produced.

Imposition of Surplus Profit Levy:

The Surplus Profit Levy is applied for the bromine, phosphate and magnesium minerals from 2016 and for potash from 2017. The tax base, which will be calculated for every mineral separately, is the mineral’s operating income, in accordance with the accounting statement of income, to which certain adjustments will be made.

The taxable profit is based on the mineral operating income, as adjusted, after a deduction of 5% of the mineral’s year end working capital, and an amount that reflects a yield of 14% on the value of property, plant and equipment used for production and sale of the quarried material (hereinafter – Yield).

On the tax base, as stated, a progressive tax will be imposed at a rate to be determined based on the Yield in that year. For a Yield between 14% and 20%, Natural Resources Tax will be imposed at the rate of 25%, while Yield in excess of 20% will be subject to Natural Resources Tax at the rate of 42%. In years in which the Natural Resources Tax base is negative, the negative amount will be carried forward from year to year and will constitute a tax shield in the succeeding tax year. The above computations, including the right to use prior years’ losses, are made separately, without considering setoffs, for each natural resource production and sale activity.

Limitations on the Natural Resources Tax – the Natural Resources Tax will only apply to profits deriving from the actual production and sale of each of the following resources: potash, bromine, magnesium and phosphates, and not to the profits deriving from the downstream industrial activities. Calculation of the Natural Resources Tax will be made separately for every mineral mining concession. Nonetheless, regarding magnesium, it was provided that commencing from 2017, upon sale of Carnalite by DSW to magnesium and reacquisition of a Sylvinite by‑product by DSW, magnesium will charge DSW $100 per tonne of potash, which is produced from the Sylvinite (linked to the CPI).

A mechanism was provided for determination of the market price, with respect to transactions in natural resources executed between related parties in Israel, as well as a mechanism for calculation of the manner for costs allocation between the production and sale of the natural resource, on the one hand, and the downstream activities, on the other hand.

Regarding the bromine resource, the sale price of bromine sold to related parties, in and outside of Israel, who use the bromine for bromine compounds manufacturing activities, shall be, in each tax year, the higher of:

1)	Actual price in the sale transaction.

2)	A price which will provide an operating profit for the bromine compounds manufacturer of 12% out of the revenue it generates from bromine compounds sales.

Regarding the phosphate resource, the sale price of phosphate sold to related parties for purposes of downstream manufacturing activities shall be, in each tax year, the higher of:

1)	Actual price in the sale transaction.

2)	A price which will keep an operating profit with the downstream products manufacturer of 12% out of the revenue it generates from downstream phosphate made of products sales.

3)	The production and operating costs attributable to a unit of phosphate.

The Company took an alternative tax filing position, according to which, all the Dead Sea minerals should be taxed as a unified mineral under the above-mentioned mechanism as the natural resource that is used by the company is the Dead-Sea brine.

Corporate income Tax:

The Law for Encouragement of Capital Investments was revised such that the definition of a “Plant for Production of Quarries” will include all the plant’s activities up to production of the first marketable natural resource of potash, bromine, magnesium and phosphates. Accordingly, activities involved with production of the resource will not be entitled to tax benefits under the Law, whereas activities relating to downstream products, such as bromine compounds, acids and fertilizers, will be entitled to tax benefits under the Law.

The Natural Resource Tax will be deductible from the Company's taxable income and the Company will pay the Corporate Tax on the balance as is customary in Israel.

Amendment number 3 to the Law

In November 2021, Amendment number 3 to the Law was approved by the Israeli Kneset, according to which the arrangement of tax collection will be altered so that companies will be required to pay 75% of the disputed tax, after objecting to a tax assessment by appeal to the district court, and prior to a Court ruling. Prior to this amendment, the payment of the Surplus Profit Levy in dispute was not required until a Court ruling is rendered. This amendment may impact the collection of Surplus Profit Levy from the Company for the years 2016 and onwards.

B.	Taxation of non-Israeli subsidiaries

Subsidiaries incorporated outside of Israel are assessed for tax under the tax laws in their countries of residence. The principal tax rates applicable to the major subsidiaries outside Israel are as follows:

Country	Tax rate	Note
Brazil	34%
Germany	29%
United States	26%	(1)
Netherlands	25%
Spain	25%
China	25%
United Kingdom	19%

(1)	The tax rate is an estimated average and includes federal and states tax. Different rate may apply in each specific year, as a result of different allocation of income between the different states.

Note 15 - Taxes on Income (cont'd)

C.	Carried forward tax losses

As of December 31, 2021, the balances of the carryforward tax losses of subsidiaries for which deferred taxes were recorded, is about $286 million (December 31, 2020 – about $418 million).

As of December 31, 2021, the balances of the carryforward tax losses to future years of subsidiaries for which deferred taxes were not recorded, is about $338 million (December 31, 2020 – about $392 million).

As of December 31, 2021, the capital losses for tax purposes available for carryforward to future years for which deferred taxes were not recorded is about $161 million (December 31, 2020 – about $163 million).

D.	Tax assessments

(1)
The Company and the main operational companies in Israel (DSW, Rotem, Bromine, DSM, and BCL), have received final tax assessments up to and including 2019 (see items 2 and 3 below). Other companies in Israel received final tax assessments up to and including 2016. The main subsidiaries outside of Israel have final tax assessments up to and including 2015.

(2)

Regarding the tax assessment for the years 2012‑2014 issued by the Israeli Tax Authorities (ITA) to the Company and to certain Israeli subsidiaries, in September 2021, a judgment was given approving a settlement agreement between the Company and the ITA, for the final and complete settlement of all claims, demands and arguments of the ITA against the Company in connection with such tax assessments. As a result, the Company paid $30 million, plus interest and linkage. The settlement had no material impact on the Company's Financial Statements.

Regarding the tax assessment for the year 2015 issued by the ITA, in December 2021, the Company reached an agreement with the ITA regarding the tax years 2015‑2019, pursuant to which the Company will pay $105 million, plus interest and linkage. The agreement will constitute complete and final settlement of all ITA's claims, demands and arguments against the Company for the said tax years. The settlement had no material impact on the Company's Financial Statements. For the release of trapped earnings see item A(2) above.

(3)

The Company's subsidiary in Belgium (hereinafter - ICL Belgium or the Company) recognized a notion deduction on its capital, based on its interpretation of the Belgian tax law. This position was disputed by the tax authorities. In November 2021, the Supreme Court accepted the Company's position, which finalized all tax disputes with the local tax authorities.

E.	Uncertain Tax Position

The measurement of the estimated Tax provisions requires judgment related to certain tax positions, which may result in future demand for additional tax payments by the Tax authorities. A tax provision is recorded only when the Company estimates that the chances of its position to be accepted are lower than the chances it will be rejected. It is possible that the tax authorities will demand additional tax payments that are not known to the Company at this stage.

The Law for Taxation of Profits from Natural Resources in Israel (hereinafter – the Law) is a new law that entered into effect with respect to the bromine, phosphate and magnesium minerals in 2016, and with regard to the potash mineral, in 2017.

As of the reporting date, no regulations under the Law have yet been enacted (except for regulations regarding advances on account of tax payments, published in July 2018), no circulars have been published and no court decisions have been rendered as to the implementation of this new Law that was imposed, to the best of the Company's knowledge, only on one other company. The financial statements of Dead Sea Works, Dead Sea Bromine and Dead Sea Magnesium (hereinafter – the Subsidiaries), serve as a basis for the mineral based financial reports (hereinafter – Surplus Profit Reports) required to be filed for tax calculation under the Law. Such calculation involves interpretations and assumptions on several significant matters, which require management’s judgment.

The Company's position is that the Surplus Profit Levy should be calculated on the Dead Sea Solution, which is the natural resource used by the Company, and not for each product produced from the Dead Sea Solution. Furthermore, based on the Company’s understanding of the law, the carrying amount of the property, plant and equipment, for the purpose of preparation of the financial statements for 2016 and onward of the Subsidiaries, which serve as the basis for the Surplus Profit Reports, are presented on the basis of their replacement cost (as used assets), on the date the Law entered into effect. Replacement cost is an accounting method according to International Financial Reporting Standards (IFRS), which are the accepted accounting principles in Israel, applied by the Company and its Subsidiaries. The presentation of property, plant and equipment in the Subsidiaries' financial statements according to the aforesaid method, is not reflected in the Company's consolidated financial statements.

As part of the preparation of the Subsidiaries' financial statements, the Company received an opinion from an independent appraiser regarding the fair value of the property, plant and equipment, which was based on the Replacement Cost methodology (as used assets). According to the opinion, the fair value of the property, plant and equipment was estimated at about $6 billion, as of December 31, 2015, the date the Law entered into effect.
Note 15 - Taxes on Income (cont'd)

E.	Uncertain Tax Position (cont'd)

Given the mineral's price environment, its effect on the profitability of the Subsidiaries and after deduction of a 14% allowed deductible on the balance of property, plant and equipment, as stated in the law and based on the replacement cost, as of December 31, 2021, no natural resources tax liability was payable. In respect of the phosphate resource, due to prior years' losses, no natural resources tax liability was payable.

The Tax Authority's position could be materially different, even in very significant amounts, mainly, as a result of the different interpretation regarding the implementation of the Law, with respect to the carrying amount for natural resources tax purposes of the property, plant and equipment.

Should the ITA, and subsequently the applicable District Court, in case of an appeal, decides that the measurement of the property, plant and equipment, for this purpose, should be in accordance with depreciated historical cost, and fully rejects the Company's arguments with respect to this issue, the result can be an increase in the Company's tax liabilities in an aggregate amount of about $237 million (including interest and linkage and net of corporate income tax) for the years 2016‑2021. The Company believes that it is more likely than not that its position will be accepted.

In March 2021, the ITA issued an assessment for the years 2016‑2017, which includes a demand for payment of Surplus Profit Levy, in the amount of approximately $77 million, plus interest and linkage. The amount represents, in essence, the different interpretation regarding the measurement of operational property, plant and equipment. The Company submitted its objection to the ITA. As of the reporting date, no decision has yet been made regarding the said objection.

F.	Deferred income taxes

1.	The composition of the deferred taxes and the changes therein, are as follows:

In respect of financial position				In respect of carry forward tax losses	Total
Depreciable property, plant and equipment and intangible assets	Inventories	Provisions for employee benefits	Other
$ millions

Balance as of January 1, 2020	(421)	32	84	19	54	(232)
Changes in 2020:
Amounts recorded in the statement of income	(17)	6	13	(28)	60	34
Amounts recorded to a capital reserve	-	-	(6)	-	(3)	(9)
Translation differences	(1)	-	3	2	4	8
Balance as of December 31, 2020	(439)	38	94	(7)	115	(199)
Changes in 2021:
Additions in respect of business combinations	-	1	1	9	2	13
Amounts recorded in the statement of income	16	-	2	(14)	(24)	(20)
Amounts recorded to a capital reserve	-	-	(22)	(1)	-	(23)
Translation differences	2	-	(2)	(3)	(5)	(8)
Balance as of December 31, 2021	(421)	39	73	(16)	88	(237)

2.	The currencies in which the deferred taxes are denominated:

As of December 31
2021	2020
$ millions	$ millions

Euro	84	73
Brazilian Real	13	(4)
British Pound	-	17
U.S Dollar	(10)	(6)
Israeli Shekels	(327)	(280)
Other	3	1
	(237)	(199)

G.	Taxes on income included in the income statements

1.	Composition of income tax expenses (income)

For the year ended December 31
2021	2020	2019
$ millions	$ millions	$ millions

Current taxes	145	70	91
Deferred taxes	22	(43)	61
Taxes in respect of prior years	93	(2)	(5)
	260	25	147

2.	Theoretical tax

Following is a reconciliation of the theoretical tax expense, assuming all income is taxed at the regular tax rates in Israel (see A(2) above) and the tax expense presented in the statements of income:

For the year ended December 31
2021	2020	2019
$ millions	$ millions	$ millions

Income before taxes on income, as reported in the statements of income	1,092	49	628
Statutory tax rate (in Israel)	23%	23%	23%
Theoretical tax expense	251	11	144
Add (less) – the tax effect of:
Reduced tax due to tax benefits	(64)	(6)	(8)
Differences deriving from additional deduction and different tax rates applicable to foreign subsidiaries	(10)	(4)	(15)
Tax on dividend	3	2	2
Deductible temporary differences and their reversal (including carryforward losses) for which deferred taxes assets were not recorded and non–deductible expenses	(8)	14	17
Taxes in respect of prior years*	93	(2)	(5)
Differences in measurement basis	(8)	10	15
Other differences	3	-	(3)
Taxes on income included in the income statements	260	25	147
* In 2021, including $47 million in respect of trapped earnings release

H.	Taxes on income relating to items recorded in equity

For the year ended December 31
2021	2020	2019
$ millions	$ millions	$ millions

Tax recorded in other comprehensive income
Actuarial gains from defined benefit plan	(22)	(6)	10
Change in investments at fair value through other comprehensive income	(21)	-	(1)
Taxes in respect of exchange rate differences on equity loan to a subsidiary included in translation adjustment	(1)	(3)	1
Total	(44)	(9)	10